                               SUPPLEMENT TO THE
                          INSTITUTIONAL SELECT(R) FUNDS
                            SCHWAB EQUITY INDEX FUNDS
                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                      PROSPECTUSES DATED FEBRUARY 28, 2004

     THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS EFFECTIVE AS OF JULY 19,
2004.

In the section titled "Fund Management" of the INSTITUTIONAL SELECT FUNDS prospectus, the biographies of Geri Hom and Larry Mano are deleted and replaced with the paragraphs below. In the section titled "Fund Management" of the SCHWAB EQUITY INDEX FUNDS prospectus, the biographies of Geri Hom and Larry Mano are deleted and replaced with the first paragraph below.

JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.


In the section titled "Portfolio Management" of the SCHWAB MARKETTRACK PORTFOLIOS prospectus, the biography of Geri Hom is deleted and replaced with the paragraphs below.

JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser is responsible for the overall management of each of the portfolios. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day co-manager of the equity portions of the portfolios. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

ALLAN YAM, an associate portfolio manager of the investment adviser, is a day-to-day co-manager of the equity portions of the portfolios. He joined Schwab in September 1996, became a trader in 1999, and was named to his current position in 2002.

              Please retain this supplement for future reference.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC/NYSE
REG26897 (06/04) (C)2004 All Rights Reserved

                                SUPPLEMENT TO THE
                      FUNDS USING SCHWAB EQUITY RATINGS(TM)
                       PROSPECTUS DATED FEBRUARY 28, 2004

EFFECTIVE JUNE 14, 2004, IN EACH FUND'S SECTION TITLED "STRATEGY," EXCEPT FOR THE SCHWAB DIVIDEND EQUITY FUND(TM), THE SECOND, THIRD, FOURTH, FIFTH AND SIXTH PARAGRAPHS ARE DELETED AND REPLACED WITH THE PARAGRAPHS BELOW. IN SCHWAB DIVIDEND EQUITY FUND'S "STRATEGY" SECTION, THE SIDEBAR TEXT UNDER THE HEADING "SCHWAB EQUITY RATINGS" IS DELETED AND REPLACED WITH THE FIRST PARAGRAPH BELOW.

Schwab Equity Ratings(TM) represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

EFFECTIVE JULY 19, 2004, IN THE SECTION TITLED "FUND MANAGEMENT" THE BIOGRAPHIES OF GERI HOM AND LARRY MANO ARE DELETED AND REPLACED WITH THE PARAGRAPHS BELOW.

JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.


              Please retain this supplement for future reference.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC/NYSE
REG27682 (06/04) (C)2004 All Rights Reserved